U.S. Global Investors Funds
U.S. Government Securities Savings Fund and
U.S. Treasury Securities Cash Fund (the “Funds”)
Supplement Dated October 15, 2008
to the Prospectus Dated October 1, 2008
     The Funds have applied to participate in the U.S. Treasury Guarantee Program for Money Market Funds (the “Program”). A Fund’s participation in the Program is not certain until the Treasury Department reviews and accepts the Fund’s guarantee agreement, which is expected to take up to 14 days. The Program is designed to guarantee to investors in participating money market funds that they receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The Program does not cover any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 or any new purchases of Fund shares after the close of business on September 19, 2008.
     The guarantee will be triggered if a Fund’s net asset value per share falls below $0.995 – what is commonly referred to as “breaking the buck” – and the Fund liquidates. If this occurs (and subject to the amount available under the Program), a shareholder of record of the Fund at the close of business on September 19, 2008 will receive $1.00 for each share held on such date based on the lesser of (1) the number of Fund shares held by the shareholder on September 19, 2008 or (2) the number of shares held by the shareholder on the date the guarantee is triggered. Guarantee payments under the Program will not exceed the amount available within the Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The Treasury Department and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.
     The Program will terminate on December 18, 2008, unless the Treasury Department determines to extend it. If the Program is extended, participating money market funds, including the Funds, will need to consider whether to continue to participate and would need to pay an additional fee (the amount of which would be announced by the Treasury Department at a later date). Even if the Program is extended, there is no assurance that the Funds will continue to participate.
     Participation in the Program costs 0.01% of a Fund’s net asset value as of September 19, 2008. Each Fund will bear its costs of participating in the Program without regard to any expense limitation currently in effect.
Additional information about the program is available at http://www.ustreasur.gov
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